UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 1, 2007
RANGE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-9592 (Commission File Number)	34-1312571 (IRS Employer Identification No.)

100 Throckmorton Street, Suite 1200 Ft. Worth, Texas (Address of principal executive offices)	76102 (Zip Code)
Registrant’s telephone number, including area code: (817) 870-2601
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
     On September 28, 2007, Range Resources Corporation (“Range”) completed the public offering of $250 million aggregate principal amount of 7 1/2% Senior Subordinated Notes due 2017 (the “Notes”), which are fully and unconditionally guaranteed on a senior subordinated basis by certain of Range’s subsidiaries: Range Resources — Appalachia, LLC, Pine Mountain Acquisition, Inc., Range Resources — Pine Mountain, Inc., PMOG Holdings, Inc., Range Energy I, Inc., Range HoldCo, Inc., Range Operating Texas, L.L.C., Range Texas Production, L.L.C., Range Production Company, Range Operating New Mexico, Inc., REVC Holdco, LLC, Stroud Energy GP, LLC, Stroud Energy LP, LLC, Stroud Oil Properties, LP, Stroud Energy Management GP, LLC and Stroud Energy, Ltd. (the “Subsidiary Guarantors”). The terms of the Notes are governed by the Indenture, dated as of September 28, 2007 (the “Indenture”), by and among Range, the Subsidiary Guarantors and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of September 28, 2007 (the “First Supplemental Indenture”). The Notes will mature on October 1, 2017. Interest will accrue from September 28, 2007, and the first interest payment date will be April 1, 2008. Range may redeem some or all of the Notes at any time on or after October 1, 2012 at the redemption prices specified in the Supplemental Indenture. Range may also redeem up to 35% of the Notes using all or a portion of the net proceeds of certain public sales of equity interests completed before October 1, 2010. Range may also redeem the notes prior to October 1, 2012 upon payment of the make-whole premium specified in the Supplemental Indenture. If Range sells certain of its assets or upon the occurrence of certain changes in control, Range must offer to repurchase the Notes. The Notes will be unsecured, and will be subordinated to all of Range’s existing and future senior debt, rank equally with all of Range’s existing and future senior subordinated debt and rank senior to all of Range’s existing and future subordinated debt. Other material terms of the Notes, the Indenture and the Supplemental Indenture are described in the prospectus supplement, dated September 25, 2007, as filed by Range and the Subsidiary Guarantors with the Commission on September 26, 2006.
     Range and the Subsidiary Guarantors registered the sale of the Notes and the underlying guarantees with the Securities and Exchange Commission (the “Commission”) pursuant to a Registration Statement on Form S-3 filed on September 25, 2007 (the “Registration Statement”).
     The Notes were sold pursuant to an Underwriting Agreement, dated September 25, 2007 (the “Underwriting Agreement”), by and between Range and J.P. Morgan Securities Inc., as representative of the several underwriters named therein (the “Underwriters”). The Underwriting Agreement contains customary representations, warranties and agreements by Range, and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions. Range has agreed with the Underwriters not to offer or sell any debt securities issued or guaranteed by Range having a term of more than one year (other than the Notes) for a period of 90 days after the date of the Underwriting Agreement without the prior written consent of J.P. Morgan Securities Inc.
     The Underwriters or their affiliates have from time to time provided investment banking, commercial banking and financial advisory services to Range and its affiliates, for which they have received customary compensation. The Underwriters and their affiliates may provide similar services in the future. In particular, an affiliate of J.P. Morgan Securities Inc. is a lender under Range’s bank credit facility and will receive a portion of the net proceeds from the offering of the Notes used to pay down our bank credit facility. In addition, from time to time, certain of the Underwriters and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in Range’s debt or equity securities or loans, and may do so in the future.
     The foregoing descriptions of the Indenture, the Supplemental Indenture and the Underwriting Agreement are qualified in their entirety by reference to such Indenture, Supplemental Indenture and Underwriting Agreement, copies of which are filed herewith as Exhibits 1.1, 4.1 and 4.2 and are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
     The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Notes, the Indenture, the Supplemental Indenture and the related guarantees is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.
     On September 25, 2007, Range issued a press release announcing the pricing of the public offering of the Notes. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     In connection with the offering of the Notes, Range and the Subsidiary Guarantors are also filing the opinion of Vinson & Elkins L.L.P., as Exhibit 5.1 to this Current Report on Form 8-K, which is to be incorporated by reference into the Registration Statement and herein.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
1.1	Underwriting Agreement, dated September 25, 2007 by and between Range Resources Corporation and J.P. Morgan Securities Inc., and RBC Capital Markets Corporation.

4.1	Indenture, dated September 28, 2007, among Range Resources Corporation, the subsidiary guarantors named therein and The Bank of New York Trust Company, N.A., as trustee.

4.2	First Supplemental Indenture, dated September 28, 2007, among Range Resources Corporation, the subsidiary guarantors named therein and The Bank of New York Trust Company, N.A., as trustee, including the form of 7 1/2% Senior Subordinated Notes due 2017.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)

99.1	Press Release, dated September 25, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION
By:	/s/ Roger S. Manny
Roger S. Manny
Senior Vice President – Chief Financial Officer

Date: October 1, 2007

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated September 25, 2007 by and between Range Resources Corporation and J.P. Morgan Securities Inc., and RBC Capital Markets Corporation.

4.1	Indenture, dated September 28, 2007, among Range Resources Corporation, the subsidiary guarantors named therein and The Bank of New York Trust Company, N.A., as trustee.

4.2	First Supplemental Indenture, dated September 28, 2007, among Range Resources Corporation, the subsidiary guarantors named therein and The Bank of New York Trust Company, N.A., as trustee, including the form of 7 1/2% Senior Subordinated Notes due 2017.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)

99.1	Press Release, dated September 25, 2007